Exhibit 99

Delivering for Customers and Shareholders Edison Electric Institute Financial Conference San Diego, CA October 25-27, 2004

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2003 Annual Report on Form 10-K-ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations-Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants' 2003 Annual Report on Form 10-K-ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 19, ComEd- Note 15, PECO-Note 14 and Generation-Note 13, and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Industry Trends Evolving mix of competition and regulation Improving power market fundamentals Increasing energy prices Growing environmental concerns Low cost, low emissions generation fleet Large retail base Low metropolitan residential rates Successful cost reduction program Strong balance sheet Exelon's Platform

Steady Growth Despite Volatile Markets - Without Rate Increases Note: See presentation appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.

Example Example Example Metropolitan Residential Electric Rates Source: EEI Typical Bill and Average Rate report - Winter 2004 (2003 data)

An Environmental Asset 2002 Generation by Fuel Source

* Excludes transition debt and Boston Generating Facility debt Note: See presentation appendix for O&M and Cap Ex savings, EPS, and Free Cash Flow reconciliations to GAAP. Exelon 2004 Financial Scorecard ($ in millions, except per share data) Measure 2004 YTD (through September) 2004 Target/Estimate Status Adjusted (non-GAAP) Operating EPS Year-to-date $2.20 $2.75 - $2.90 (Guidance) On track Adjusted (non-GAAP) Operating EPS Quarter-to-date $0.91 $0.90 (Street consensus as of 10/15) On track Exelon Way O&M Savings (pre-tax) Program-to-date $317 $210 On track Exelon Way O&M Savings (pre-tax) Year-over-year $154 $47 On track Exelon Way Cap Ex Savings Program-to-date $251 $200 On track Exelon Way Cap Ex Savings Year-over-year $184 $133 On track Free Cash Flow Year-to-date $1,008 $750 On track Divestitures/Sales Net cash proceeds $389 $375 On track Credit Measures EBITDA Interest Coverage* 7.2x (2003) 8.3x On track Credit Measures Debt to Total Cap* 48% 48% On track

Adjusted (non-GAAP) Operating EPS Note: RNF = Revenue net Fuel/Purchased Power Items may not add due to rounding. See presentation appendix for adjusted (non-GAAP) operating EPS reconciliation to GAAP.

2004 Guidance Weather ComEd CTC Amort. / Depr. Nuclear Outages /Fuel O&M + Pension + All Other Exelon Way Load Growth Other RNF Interest 2005 Guidance Invisible dataset 0 2.83 2.89 2.84 2.79 2.69 2.69 2.81 2.91 2.96 0 Green 2.83 0.09 0.03 0.05 0.05 0.1 0.12 0.1 0.05 0.09 3.05 2004E 2005E Interest O&M Expense/ Other ComEd CTC Exelon Way Expected EPS Drivers Amort.& Depr./ PECO CTC Amort. 2005 Adjusted (non-GAAP) Operating EPS Guidance: $2.85 - $3.05* * Reflects 2-for-1 stock split effective 5/5/04. Note: See presentation appendix for reconciliation to GAAP reported EPS. Items may not add due to rounding. Nuclear Refueling Outages Weather Load Growth Other Revenue Net Fuel Growth Other Risks and Opportunities +/- CTC Reset +/- Weather +/- Economy +/- Natural Gas Prices

Peer Comparisons Sources: Thomson Financial, Bloomberg Market data as of 10/21/04 CAGR = Compound annual growth rate *Exelon estimates: excludes transition debt interest, EXC coverage ratio also excludes Boston Generating Facility debt ** Edison International reinstated dividend 1/04. Note: See presentation appendix for reconciliation to Exelon GAAP EPS. 2000-2003 CAGR 2000-2003 CAGR 2003 EBITDA 2005E EPS (%) Div. (%) Int. Cov. (X) Yield (%) P/E (X) Exelon 10.6 24.3 7.2* 4.2 12.8 AEP -7.8 -11.7 4.6* 4.4 13.3 Ameren -4.0 0 5.7 5.5 15.1 Cinergy 0.3 0.7 4.4 4.9 13.2 Consolidated Ed. -3.4 0.9 4.5 5.3 15.3 Dominion Res. 10.6 0 4.0 4.2 12.3 Duke Energy -15.9 -20.6 3.3 4.7 17.0 Edison Int. 20.4 Elim. div.** 2.3 2.7 13.8 Entergy 10.6 9.5 4.9 3.5 13.3 FirstEnergy -11.6 0 3.7* 3.7 13.7 FPL Group 3.7 3.6 7.0 4.0 13.1 PG&E Corp. -15.7 Elim. div. 3.3 0 14.0 Progress Energy -2.3 2.8 4.0 5.7 11.2 PS Enterprise 1.6 0 3.7* 5.4 12.1 Southern -2.6 1.2 6.0 4.5 15.3 TXU -16.4 -40.7 3.0* 1.0 11.9 Average (Excl EXC) -2.2 -4.2 4.3 4.0 13.6

Primary Investor Issues Low Dividend Payout M&A Considerations Illinois 2007 Market Structure

Dividend Payout Increased annual dividend rate to $1.60 per share for Q4/2004, equal to 54% of 2005 consensus EPS of $2.98* Q4/2004 dividend increase of 31%; cumulative increase of 60% this year; nearly 85% since January 2003 Source: Thomson First Call Note: Payment of future dividends is subject to approval and declaration by the Board of Directors. Cash from operations has improved significantly used to strengthen balance sheet and accelerate dividend increase Exelon's balance sheet and credit measures now superior to most of our peers, which provides flexibility for transition to competitive markets 50-60% targeted dividend payout of EPS going forward Note: Adjusted for 2-for-1 stock split effective 5/5/04

M&A Considerations Continued media speculation and inquiry about acquisition activity by Exelon Our policy is not to comment on rumors, and no statement by Exelon past or present is intended to offer any guidance on any specific acquisition opportunities, discussions or activities. Thus, any such comments should not be relied upon In general, however, we continue to believe industry consolidation is likely Exelon continues to look for and evaluate opportunities to add value through M&A Exelon will only make acquisitions if they meet our strict criteria Accretive in the first year Returns exceed our cost of capital No credit degradation Exelon is well positioned to thrive in the evolving competitive markets and will not make acquisitions that dilute our stand-alone potential

Illinois Restructuring Post 2006 Workshop reports presented to ICC 10-15-04. Workshop participants included Illinois Electric Utilities, Alternative Retail Electric Suppliers (ARES), representatives of residential, commercial and industrial consumers, environmental groups, independent generators and state and municipal governments. Workshop Reports indicate Stakeholders are tending toward a competitive procurement process resulting in market based rates for customers A full requirements "descending clock" vertical auction similar to NJ format seems to have most support The ICC is expected to issue the implementation and the staff position reports in late October with ICC final report sometime thereafter Exelon is well positioned regardless of procurement process - lowest cost energy source in the region; without material fuel cost or environmental risk

Post-2006 Implementation Steps ICC Reports to General Assembly - No date set, but anticipate November 2004 Implementation work will occur throughout 2005 Goal is to have as much in place by mid-2006 as possible, allowing for customer outreach efforts describing features of post-transition period

ComEd Bundled Tariff for Mass Market 2003 Actual* 2007 Estimate RES SCI LCI LCI (< 3 MW) Non-Wires Rate 49 43 49.9 49.9 48.9 28 Line Losses 3 3 Wires Rate 25 31 35.1 15.1 10.1 3 77 77 Assumes increase in wires charges to recover increased investment in transmission and distribution infrastructure and costs. * Representative of unbundling of existing tariff. ** Includes the cost of energy, capacity, ancillary services, load following, weather, switching and congestion. Note: Mass Market represents residential and small commercial and industrial customer classes. ** Equates to $29 ATC **

2007 ComEd POLR Price Sensitivity to Fuel Prices PRB Coal $/Ton HH Gas $/MMBTU * Fuel prices assumed in CERA's 2007 MAIN ATC price forecasts (avg. of "Technology Enhanced" and "Rear View Mirror" scenarios) ** POLR price assumed to be 1.5 x CERA's 2007 MAIN ATC price forecast of $33 per MWh (average of two scenarios above) Assumptions for sensitivity analysis: Coal on the margin 80% of hours, 10,500 heat rate, 0.057 Tons/MMBTU. Gas on the margin 20% of hours, 7,200 heat rate. POLR price equates to 1.5 x ATC price 2007 NYMEX Henry Hub gas price currently about $5.70/MMBTU (as of 8/04) 2007 Powder River Basin coal price currently about $8.30/Ton (as of 8/04) * * ** $/MWh

Break-Even Price for New Base Load Construction Energy/ Capacity $/MWh POLR Price $/MWh Variable Costs Fixed Costs 0 13 26 40 53 66 79 92 2,230 Net MWe 93% Capacity Factor ~$1,250 / kWe $7.15/MWh Fuel ~3 years to Permit ~4 years to Construct Tech. Readiness: Low 670 Net MWe 85% Capacity Factor ~$1,550 / kWe $1.20/MMBTU Fuel ~2 years to Permit ~3 years to Construct Tech. Readiness: High 810 Net MWe 85% Capacity Factor ~$1,800 / kWe $1.20/MMBTU Fuel ~2 years to Permit ~3 years to Construct Tech. Readiness: Med. 500 Net MWe 90% Capacity Factor ~$600 / kWe $5.10/MMBTU Fuel ~1.5 years to Permit ~2 years to Construct Tech. Readiness: High Global Assumptions: 40-year plant life; 9% after-tax weighted avg. cost of capital; 40% tax rate; 3% cost, fuel and power price escalation. Fixed costs include fixed O&M, capital and return on capital. Variable costs include variable O&M, fuel and emissions costs. POLR price assumed to be 1.32 x energy + capacity (equivalent to 1.5 x energy only) for base-loaded plants. (1) CERA Energy Forecast plus Capacity 2007 Forecast (1) 2005 Market

ComEd Delivery Service Investments ComEd has made significant investments in Delivery Rate Base and experienced significant increases in costs since the last rate case test year (2000). Note: Financial data is simplified and rounded for illustrative purposes.

Deploying Our Cash - Forecast (1) Illustrative only - assumes 5% EPS growth (2) Reflects a non-GAAP forecast based upon a point estimate within the earnings guidance range. See presentation appendix "2004/2005 Earnings Guidance" for items excluded from this non-GAAP forecast. (3) Assumes approximate middle of the targeted payout range for 2005 and 2006 although no Board action has been taken (Note: Items may not add due to rounding.)

Well Positioned for Continued Outperformance Recent dividend action One of the strongest balance sheets in the group Completed exit from non-core businesses DOE settlement on spent nuclear fuel storage Expanded PJM High energy prices Improving market fundamentals End of transition period in Illinois P/E ratio still reflects a discount to peers.

APPENDIX

2004/2005 Earnings Guidance* Exelon's adjusted (non-GAAP) operating earnings for 2004 are expected to be in the range of $2.75 to $2.90 per share and for 2005 in the range of $2.85 to $3.05 per share. Our outlook for adjusted (non-GAAP) operating earnings excludes earnings from investments in synthetic fuel producing facilities, debt retirement charges associated with ComEd's accelerated liability management plan, reimbursements from the U.S. Department of Energy for prior period spent nuclear fuel storage costs, the cumulative effect of adopting FIN 46-R, any profit or loss related to Boston Generating, and severance and severance-related costs related to The Exelon Way. These estimates do not include any impact of future changes to GAAP. * Reflects 2-for-1 stock split effective 5/5/04.

Exelon Way — 2004 September YTD Savings

	2004 Pre-tax O&M
	September YTD Savings
($ in millions)	2003	2004
GAAP Operating and Maintenance Expense (O&M)	$3,362	$2,921
Operating Adjustments:
March 3 ComEd Global Settlement Agreement	(41)	—
2004 Financial Impact of Boston Generating (BG)	—	(57)
Investments in Synthetic Fuel Producing Facilities	—	(69)
Settlement Associated with the Storage of Spent Nuclear Fuel	—	42
Exelon Way Severance and Severance-related Charges	(167)	(53)
Impairment of Exelon Enterprises’ InfraSource Investment	(4)	—

Operating O&M	3,150	2,784
Exelon Way O&M Adjustments:
Remove Net Enterprises and BG (1)	(740)	(183)
Remove Nuclear Decommissioning Accretion Expense and Other SFAS 143 Adjustments (2)	(86)	(73)
Remove 2004 Incremental Impact of Sithe	—	(41)
Add AmerGen, net of Accretion and Severance (3)	268	—
Normalize Incremental Impact of Nuclear Outages	—	(48)
Add Payroll Taxes (4)	78	77

Exelon Way O&M	$2,670	$2,516

Year over Year Exelon Way O&M Savings		$154

Program-to-Date O&M Savings	Pre-tax	After-tax (5)
2003 Ramp-up	$163	$101
2004 September YTD	154	95

Total Exelon Way O&M Savings	$317	$196

	2004 CapEx
	September YTD Savings
	2003	2004
GAAP Capital Expenditures (CapEx) (A)	$1,409	$1,295
Adjustments:
Include AmerGen CapEx	100	—
Exclude BG CapEx (incl. 2004 credit)	(5)	7
Settlement Associated with the Storage of Spent Nuclear Fuel	—	18

Adjusted CapEx	$1,504	$1,320

Year over Year CapEx Savings		$184

Program-to-Date Exelon Way CapEx Savings:
2003 Ramp-up		$67
2004 September YTD		184

Total Exelon Way CapEx Savings		$251

(A) Net of proceeds from liquidated damages for 2003

Total YTD Cash Savings thru September 2004
After-tax O&M	$95
CapEx	184

Total Exelon Way Cash Savings	$279

Total Program-to-Date Cash Savings
After-tax O&M	$196
CapEx	251

Total Exelon Way Cash Savings	$447

(1) Excludes corporate costs that remain within Exelon and is net of intercompany impact. Enterprises excludes Exelon Energy in 2003; in 2004 Exelon Energy is included in Generation.

(2) Accretion expense and other SFAS 143 adjustments are non-cash expenses related to nuclear decommissioning and are not included in Exelon Way expenditures

(3) Normalize to 100% in 2003; in 2003, AmerGen was included in Equity in Earnings of Unconsolidated Affiliates

(4) Includes AmerGen and excludes Enterprises

(5) Tax rate is 38%

2003 Ramp-Up Exelon Way Savings

	2003 Pre-tax O&M
	Ramp-up Savings
($ in millions)	2002	2003
GAAP Operating and Maintenance (O&M)	$4,345	$4,508
Operating Adjustments:
March 2003 ComEd Settlement Agreement	—	(41)
Severance	(10)	(256)
Enterprises goodwill impairment and impairments due to anticipated sales	—	(53)

Operating O&M	4,335	4,158

Exelon Way O&M Adjustments:
Remove Enterprises and Boston Generating (BG) (1)	(1,212)	(903)
Add incremental impact of Texas Plants	10	—
Remove nuclear decommissioning accretion expense and Other SFAS 143 Adjustments (2)	—	(118)
Add 2002 incremental impact of Exelon New England	50	—
Normalize incremental impact of nuclear outages	(24)	—
Add AmerGen, net of decommissioning accretion (3)	412	393
Add Payroll Taxes (4)	95	91

Exelon Way O&M	$3,666	$3,621

Exelon Way O&M Savings:
Difference between 2002 and 2003 Exelon Way O&M		$45
2003 inflationary impact (5)		107
Pension and post-retirement increase (6)		103

Calculated 2003 Savings		$255
Exclude savings from prior cost management initiatives (e.g., CMI)		(92)

Exelon Way O&M Savings — Pre-tax		$163

After-tax O&M Savings (7)		$101

	2003 Cap Ex
	Ramp-up Savings
	2002	2003
GAAP Capital Expenditures (CapEx) (A)	$2,150	$1,862
Adjustments:
Exclude net impact of Boston Generating (A)	—	20
Include AmerGen	155	171

Adjusted CapEx	$2,305	$2,053

Year-over-year CapEx Savings		$252

Exelon Way CapEx Savings:
Difference between 2002 and 2003 Exelon Way CapEx		$252
2003 inflationary impact (B)		69

Calculated 2003 Savings		$321
Exclude savings from prior cost management initiatives (e.g., CMI)		(254)

Exelon Way Savings - 2003 Ramp-up		$67

(A) Net of proceeds from liquidated damages for 2003

(B) Inflation assumed at 3%

Total Ramp-up Cash Savings
After-tax O&M	$101
CapEx	67

Total Exelon Way Cash Savings	$168

(1) Excludes corporate costs that remain within Exelon and is net of intercompany impact. Enterprises excludes Exelon Energy.

(2) Accretion expense and other SFAS 143 adjustments are non-cash expenses related to nuclear decommissioning and are not included in Exelon Way expenditures

(3) Normalized to 100% of AmerGen in 2002 and 2003; in 2002 and 2003, AmerGen was included in Equity in Earnings of Unconsolidated Affiliates

(4) Includes AmerGen and excludes Enterprises

(5) 2002 base excluding pension and post-retirement expenses of $103m, inflated at 3%

(6) Pension and post-retirement expense increase

(7) Tax rate is 38%

September 2004 Year-to-Date Reconciliation

Free Cash Flow We define free cash flow as: Cash from operations (which includes pension contributions and the benefit of synthetic fuel investments), less Cash used in investing activities (includes asset dispositions), less Transition debt maturities Common stock dividend payments at 2003 rates Other routine activities (e.g., severance payments, tax effect of discretionary items, etc.) Available Cash Flow Cash from operations (excluding the DOE settlement, Boston Generating, Sithe and synthetic fuel investment cash flows) less capital expenditures, less common stock dividend payments at the January 2004 level. Cash from operations also excludes the cash effect of changes in working capital and other non-current assets and liabilities.

Appendix:

Reconciliation of GAAP Reported and Adjusted (non-GAAP)
Operating Earnings per Diluted Share

2000 GAAP Reported EPS	$1.44
Change in common shares	(0.53)
Extraordinary items	(0.04)
Cumulative effect of accounting change	—
Unicom pre-merger results	0.79
Merger-related costs	0.34
Pro forma merger accounting adjustments	(0.07)
2000 Adjusted (non-GAAP) Operating EPS	$1.93

2001 GAAP Reported EPS	$2.21
Cumulative effect of adopting SFAS No. 133	(0.02)
Employee severance costs	0.05
Litigation reserves	0.01
Net loss on investments	0.01
CTC prepayment	(0.01)
Wholesale rate settlement	(0.01)
Settlement of transition bond swap	—
2001 Adjusted (non-GAAP) Operating EPS	$2.24

2002 GAAP Reported EPS	$2.22
Cumulative effect of adopting SFAS No. 141 and No. 142	0.35
Gain on sale of investment in AT&T Wireless	(0.18)
Employee severance costs	0.02
2002 Adjusted (non-GAAP) Operating EPS	$2.41

2003 GAAP Reported EPS	$1.38
Boston Generating impairment	0.87
Charges associated with investment in Sithe Energies, Inc.	0.27
Severance	0.24
Cumulative effect of adopting SFAS No. 143	(0.17)
Property tax accrual reductions	(0.07)
Enterprises’ Services goodwill impairment	0.03
Enterprises’ impairments due to anticipated sale	0.03
March 3 ComEd Settlement Agreement	0.03
2003 Adjusted (non-GAAP) Operating EPS	$2.61

Note: EPS figures reflect 2-for-1 stock split effective 5/5/04. Three-year 2003/2000 compound annual growth rate (CAGR): $1.38/$1.44 =
-1.4% based on GAAP reported results. Three-year 2003/2000 CAGR: $2.61/$1.93 = 10.6% based on adjusted (non-GAAP) operating results.

3 Months Ended September 30, 2003 GAAP Reported EPS	$(0.16)
Boston Generating impairment	0.87
Charges associated with investment in Sithe Energies, Inc.	0.05
Severance	0.16
Property tax accrual reductions	(0.07)
Enterprises’ gain on sale	(0.04)
3 Months Ended September 30, 2003 Adjusted (non-GAAP) Operating EPS	$0.81

9 Months Ended September 30, 2003 GAAP Reported EPS	$0.96
Boston Generating impairment	0.87
Charges associated with investment in Sithe Energies, Inc.	0.25
Severance	0.16
Cumulative effect of adopting SFAS No. 143	(0.17)
Property tax accrual reductions	(0.07)
March 3 ComEd Settlement Agreement	0.03
9 Months ended September 30, 2003 Adjusted (non-GAAP) Operating EPS	$2.03

3 Months Ended September 30, 2004 GAAP Reported EPS	$0.85
Losses associated with debt retirements	0.10
Settlement associated with the storage of spent fuel	(0.04)
Investments in synthetic fuel-producing facilities	(0.03)
Severance	0.03
3 Months Ended September 30, 2004 Adjusted (non-GAAP) Operating EPS	$0.91

9 Months Ended September 30, 2004 GAAP Reported EPS	$2.25
Losses associated with debt retirements	0.10
Settlement associated with the storage of spent fuel	(0.04)
Investments in synthetic fuel-producing facilities	(0.07)
Severance	0.05
Cumulative effect of adopting FIN No. 46-R	(0.05)
Boston Generating 2004 impact	(0.04)
9 Months Ended September 30, 2004 Adjusted (non-GAAP) Operating EPS	$2.20